Goodwill and intangible assets	15 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and intangible assets

Note 6 – Goodwill and intangible assets

Intangible assets

The Company’s intangible assets (in thousands) and related useful lives (in years) relate to the discontinued operations and are as follows:

		September 30, 2024
	Estimated Useful Life (in years)	Gross Carrying Amount	Accumulated Amortization	Impairment Loss	Net Carrying Amount
Computer software	3 years	$288	$(238)	$—	$50
Domain/website	3 years	2	(1)	—	1
Customer list	5 years	10,816	(3,021)	(1,585)	6,210
Charter license	10 years	930	(190)	—	740
Total intangible assets		$12,036	$(3,450)	$(1,585)	$7,001

The Company did not have any intangible assets as of September 30, 2025, nor did it record amortization expense for the year ended September 30, 2025.

The Company recognized an impairment loss of $1.6 million during the year ended September 30, 2024, related to customer list intangible assets acquired through prior business combinations. The customer lists were tested for impairment prior to goodwill testing using the income approach, specifically a discounted cash flow (DCF) method. The impairment was the result of a decline in the estimated fair value of the customer lists below their carrying amount, based on updated projections of future cash flows attributable to customer relationships and the application of a discount rate reflecting current market conditions and entity-specific risks. The impairment charge is included in the consolidated statement of operations and relates to the Pharmacy and Prescription Drug Sales reporting unit.

The change in the carrying amount of goodwill is summarized as follows:

	Year Ended September 30,
	2025	2024
Beginning balance	$—	$18,346
Disposals	—	(1,115)
Acquisitions	—	2,438
Impairment expense	—	$(19,669)
Total	$—	$—

The Company allocates goodwill to its Pharmacy and Prescription Drug Sales reporting unit, which includes multiple operating segments primarily consisting of retail and specialty pharmacies, wholesale distribution of pharmaceuticals, patient support programs, and a diagnostic laboratory.

The impairment was primarily driven by significant adverse changes in expected future cash flows resulting from the Company’s loss of a key contract during the fourth quarter of fiscal 2024, which materially reduced projected revenue for the Pharmacy and Prescription Drug Sales reporting unit. The contract, which accounted for a substantial portion of the reporting unit’s revenue base, was not renewed due to changes in customer procurement strategy. In addition, challenging industry dynamics, including increased pricing pressure from payors and reduced reimbursement rates, contributed to lower long-term growth expectations and operating margin forecasts. These factors, combined with a higher discount rate reflecting increased market volatility and risk specific to the Company’s sector, resulted in a decrease in the estimated fair value of the reporting unit below its carrying amount, triggering goodwill impairment.

As September 30, 2024, the Company performed a quantitative goodwill impairment test for this reporting unit in accordance with ASC 350, Intangibles—Goodwill and Other. The fair value of the reporting unit was estimated using a discounted cash flow (DCF) analysis under the income approach. Based on the results of this analysis, the carrying amount of the reporting unit exceeded its fair value, resulting in a goodwill impairment charge of $19.7 million for the year ended September 30, 2024, which was recognized in the consolidated statement of operations for the period then ended.